Exhibit 99.2

Nature’s Miracle Appoints Vien Le as Chief Financial Officer and Darin Carpenter as Chief Operating Officer

Newport Beach, Calif. – September 27, 2023 – Nature’s Miracle Holdings Inc. (“Nature’s Miracle”), a leader in the controlled environment agriculture industry, is pleased to have Vien Le join the firm as its Chief Financial Officer and has appointed Darin Carpenter as its Chief Operating Officer.

Mr. Le assumed his duties in August 2023. He is a seasoned finance executive with extensive capital markets experience. As an investment banker and financial advisor he has worked on over a $100 billion of infrastructure financings for municipal governments that have included renewable energy, transportation facilities and water utilities along with other project financings.

Mr. Le is a collaborative leader. Given the capital and financial goals of his various clients, he strategically worked with them to resolve complicated issues and further their priorities while adapting to the uniqueness of each entity for its strengths and challenges. Throughout his municipal banking career, he advised elected officials, civil service policymakers, and other stakeholders on best practices, budgets, and financial policies.

Before his banking at UBS and other institutions, Mr. Le was a staff research associate with the Cardiology Division - Department of Medicine at the UCLA School of Medicine. His research focused on atherosclerosis and associated vascular calcification. He co-authored several papers published in select science research journals. He received his Bachelor of Arts in History from the University of California, Los Angeles.

Mr. Carpenter appointment with the firm as its chief operating officer will be effective October 1, 2023. He is an experienced senior executive that has been responsible for the daily operations and management of several well-known, highly profitable indoor growing companies. Before joining Nature’s Miracle, Darin held the position of CEO of Justice Growth. Previously, he held the position as the Director of Operations with Tryke Companies, Head Geneticist with Bloom and Global Technical Operations Manager with World Wide Wheat.

Mr. Carpenter is a decorated and former Special Operations Combat Paramedic in the elite 75th Ranger Regiment who graduated cum laude with a Bachelor of Sciences in Genetics, Cellular and Developmental Biology from Arizona State University after his honorable discharge from the US Army. He has also spent time at the US Army John F. Kennedy Special Warfare Center and School and Harvard Business School.

Vien Le and Darin Carpenter will undoubtedly be valued additions to Nature’s Miracle.

About Nature’s Miracle Holdings Inc.

Nature’s Miracle (www.Nature-Miracle.com) is a growing agriculture technology company providing services to growers in the Controlled Environment Agriculture (“CEA”) industry which also include vertical farming in North America. Nature’s Miracle offers hardware to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle, through its two wholly-owned subsidiaries (Visiontech Group, Inc. and Hydroman, Inc.), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America. Nature’s Miracle has also developed a robust pipeline to build commercial-scale greenhouse in the U.S. and Canada to meet the growing needs of fresh and local vegetable products. Nature’s Miracle has established its first manufacturing footprint in North America with its grow-light assembly plant in Manitoba, Canada and is expected to set up additional manufacturing/assembly facilities in North America.

Nature’s Miracle Inc. and Lakeshore Acquisition II Corp. (“together with its successors, Lakeshore”) (Nasdaq: LBBB) previously announced that they entered into a definitive business combination agreement (the “Merger Agreement”). Upon closing, the combined company is expected to change its name to Nature’s Miracle Holding Inc. and its common stock is expected to be traded on the Nasdaq Global Market.

Important Information About the Proposed Business Combination and Where to Find It

This press release includes information about a proposed business combination between Lakeshore and Nature’s Miracle. Lakeshore’s subsidiary has filed a Registration Statement on Form S-4 relating to the business combination. Once finalized, a definitive proxy statement will be mailed to Lakeshore’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lakeshore’s shareholders and other interested persons are advised to read, the Registration Statement on Form S-4 and proxy statement and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about Nature’s Miracle, Lakeshore and the proposed business combination. The Registration Statement on Form S-4 and the proxy statement and other documents filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065.

Participants in the Solicitation

Lakeshore, certain shareholders of Lakeshore, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Lakeshore’s shareholders with respect to the proposed business combination. A list of the names of Lakeshore’s directors and executive officers and a description of their interests in Lakeshore is contained in Lakeshore’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065. Additional information regarding the interests of such participants will be contained in the Registration Statement on Form S-4 and proxy statement for the proposed business combination when available.

Nature’s Miracle and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Lakeshore in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Forward-looking Statements

Except for historical information contained herein, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the proposed business combination between Lakeshore and Nature’s Miracle, the benefits of the transaction, the amount of cash the transaction will provide Nature’s Miracle, the anticipated timing of the transaction, the services and markets of Nature’s Miracle, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Lakeshore’s securities; (ii) the risk that the transaction may not be completed by Lakeshore’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Lakeshore; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Lakeshore, the satisfaction of the minimum cash amount following any redemptions by Lakeshore’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Nature’s Miracle’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Nature’s Miracle; (viii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or Lakeshore related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Lakeshore’s securities on a national securities exchange; (x) changes in the competitive industries in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle; risks related to Nature’s Miracle’s limited operating history, the roll-out of Nature’s Miracle’s business and the timing of expected business milestones; Nature’s Miracle’s ability to implement its business plan and scale its business; Nature’s Miracle’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products; Nature’s Miracle’s ability to maintain accelerate rate of growth recently due to lifestyle changes in the wake of COVID-19 pandemic; risks of increased costs as a result of being a public company; risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products; risks relating to product liability lawsuits that could be brought against Nature’s Miracle;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; Nature’s Miracle’s ability to expand internationally; acceptance by the marketplace of the products and services that Nature’s Miracle markets; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by Lakeshore from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Nature’s Miracle nor Lakeshore assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Lakeshore nor Nature’s Miracle gives any assurance that either Lakeshore or Nature’s Miracle, or the combined company, will achieve its expectations.

Non-solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Lakeshore, Nature’s Miracle or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

info@nature-miracle.com

4